UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2024

PIONEER GREEN FARMS, INC.

(Exact name of registrant as specified in its charter)

Florida	333-262600	83-3417168
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 10th Avenue, East, Suite G Palmetto, FL 34221
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (727) 304-8003

                                    N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01.         Change in Registrant's Certifying Accountant

On July 12, 2024, the Board of Directors of Pioneer Green Farms, Inc., a Florida corporation (the “Company”), approved the engagement of M&K CPAS, PLLC (“M&K”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2024, effective immediately, and dismissed Accell Audit & Compliance, P.A. (“Accell”) as the Company's independent registered public accounting firm.

Accell’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2022 and 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2022, and 2023, and the subsequent interim periods through March 31, 2024, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Accell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Accell’s satisfaction, would have caused Accell to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S- K.

The Company provided Accell with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Accell furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of Accell’s letter dated July 12,2024, is filed as Exhibit 16.1 hereto.

During the fiscal years ended December 31, 2022, and 2023, and the subsequent interim periods through March 31, 2024, neither the Company nor anyone acting on its behalf has consulted with M&K regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report or oral advice was provided to the Company that M&K concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.         Financial Statements and Exhibits

(d)         Exhibits

Exhibit Number	Description
16.1	Accell Audit & Compliance, P.A., dated July 12, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 12, 2024	PIONEER GREEN FARMS, INC.

	By:	/s/Michael Donaghy
	Name:	Michael Donaghy
	Title:	Chief Executive Officer